UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                  FORM 8-K / A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                   May 8, 2002
                                 --------------
                Date of Report (Date of earliest event reported)



                            IVI COMMUNICATIONS, INC.
                          Formerly Known As TURER CORP.
                       ----------------------------------
               (Exact Name of Registrant as specified in Charter)



                          Commission File No. 000-32797



          Nevada                                        33-0965560
   ----------------------------                    -------------------
   (State of Other Jurisdiction                    (I.R.S. Employer
     of Incorporation)                             Identification No.)




6171 West Century Blvd., Suite 140
Los Angeles, California                                 90045
----------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


   Registrant's Telephone Number, Including Area Code: (310) 802-1744

Item 7. Financial Statement, Pro Forma Information and Exhibits


    (a)   Financial Statements of Business Acquired

     The financial statements of IVI Communications Inc. for the periods required by Rule 3-05(b) of Regulation S-X.

                     INDEPENDENT AUDITORS' REPORT




To the Board of Directors
   IVI Communications, Inc.
   Los Angeles, California

We have audited the accompanying consolidated balance sheet of IVI Communications, Inc. as of March 31, 2002 and the related consolidated statements of operations, stockholders' deficit and cash flows for each of the two years then ended. These financial statements are the responsibility of IVI's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IVI Communications, Inc. as of March 31, 2002 and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that IVI will continue as a going concern. IVI has suffered recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans are described in Note 2 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


MALONE & BAILEY, PLLC
www.malone-bailey.com
Houston, Texas

May 8, 2003

                 See accompanying summary of accounting policies
                       and notes to financial statements.
                            IVI COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                 March 31, 2002


                  ASSETS
Current Assets
  Cash                                                              $    23,463
  Accounts receivable, net of allowance of $0                            38,960
  Other                                                                   5,118
                                                                    -----------
         Total Current Assets                                            67,541
Equipment, net of $610,262 accumulated depreciation                     329,456

Other assets                                                              3,238
                                                                    -----------
                                                                    $   400,235
                                                                    ===========

         LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Current portion of installment debt                               $   183,228
  Notes payable                                                       1,077,958
  Accounts payable                                                    1,799,995
  Accrued interest                                                      456,206
  Customer deposits and prepayments                                     102,780
  Accrued payroll and taxes                                              46,701
  Convertible debentures                                                611,300
  Net liabilities of discontinued operations
-        California                                                     102,510
-        Oregon                                                         169,901
-        Washington                                                     390,122
                                                                    -----------
         Total Current Liabilities                                    4,940,701

Long-term portion of installment debt                                    87,261
                                                                     -----------
         Total liabilities                                            5,027,962
                                                                     -----------

Commitments and Contingencies

Stockholders' Deficit
  Preferred stock, $.001 par value, 5,000,000 shares
    authorized, none issued or outstanding
  Common stock, $.001 par value, 50,000,000 shares
    authorized, 10,442,046 shares issued and outstanding                 10,442
  Paid in capital                                                    12,899,100
  Retained deficit                                                  (17,537,269)
                                                                    -----------
         Total Stockholders' Deficit                                 (4,627,727)
                                                                    -----------
                                                                    $   400,235
                                                                    ===========


                 See accompanying summary of accounting policies
                       and notes to financial statements.

                      IVI COMMUNICATIONS, INC.
                          AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS
                 Years Ended March 31, 2002 and 2001


                                                          2002          2001
                                                       -----------  -----------

Revenue                                                $ 2,944,816  $ 2,385,745


Cost of services                                         1,285,730      851,648
Selling                                                    131,775      144,111
General & administrative                                 2,303,120    2,664,591
Services paid with stock issuance                          980,000
Debt forgiveness income                                                (599,879)
Depreciation                                               258,582      217,887
                                                       -----------  -----------
         Total operating expenses                        4,959,207    3,278,358
                                                       -----------  -----------
         Net Operating Loss                             (2,014,391)    (892,613)

Other income and (expense)
  Interest expense                                        (420,043)    (280,093)
  Interest income                                           42,401       27,687
                                                        ----------- -----------
Net loss from continuing operations                     (2,392,033)  (1,145,019)

Discontinued operations
  Gain on the sale of the Washington operation                          697,028
  Losses from operations
    - California                                           376,306     (417,775)
    - Oregon                                               (25,177)    (117,314)
    - Washington                                                       (382,367)
                                                       -----------  -----------
         Net Loss                                      $(2,040,904) $(1,365,447)
                                                       ===========  ===========

Basic and diluted loss per share
  - continuing operations                                   $(.26)        $(.15)
  - discontinued operations                                  $.04         $(.02)

Weighted average shares outstanding                      9,142,046    7,842,046






                 See accompanying summary of accounting policies
                       and notes to financial statements.

                            IVI COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                    Common Stock                Retained
                              Shares          Amount             Deficit             Totals
                           ------------    -------------    -----------------     -------------
Balances,
  March 31, 2000             7,842,046     $  11,869,542    $    (14,130,918)     $  (2,261,376)

Net loss                                                          (1,365,447)        (1,365,447)
                           ------------    -------------    -----------------     -------------
Balances,
    March 31, 2001           7,842,046        11,869,542         (15,496,365)        (3,626,823)

Stock issued for:
    services                 2,450,000           980,000                                980,000
  interest                     150,000            60,000                                 60,000

Net loss                                                          (2,040,904)        (2,040,904)
                           ------------    -------------    -----------------     -------------
Balances,
    March 31, 2002          10,442,046        12,909,542         (17,537,269)        (4,627,727)
                           ===========     =============    ================      =============

Less: par value                                   10,442
                                            -----------
Paid in capital                            $  12,899,100
                                           ============




                 See accompanying summary of accounting policies
                       and notes to financial statements.

                            IVI COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                       Years Ended March 31, 2002 and 2001

                                                               2002             2001
                                                           -------------    -------------
Cash Flows From Operating Activities
  Net loss                                                 $  (2,040,904)   $  (1,365,447)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                                 258,582          217,887
    Issuance of stock for services                               980,000
    Issuance of stock for interest                                60,000
    Gain on sale of Washington operations                                        (697,028)
    Gain on debt forgiveness                                                     (599,879)
    Changes in:
         Accounts receivable                                      16,679           38,435
         Other current assets                                      1,122            3,177
         Accounts payable                                        284,894          702,316
      Accrued interest                                           212,234          243,972
      Customer deposits and prepayments                           27,567           34,252
         Accrued payroll & taxes                                  (4,773)          27,328
                                                           -------------    -------------
  Net Cash from Operating Activities                            (204,599)      (1,394,987)
                                                           -------------    -------------
Cash Flows from Investing Activities
  Purchase of equipment                                         (211,078)        (336,000)
  Changes in other assets                                         (2,464)           1,711
  Proceeds from sale of Washington operation                                      908,752
                                                           -------------    -------------
  Net Cash from Investing Activities                            (213,542)         574,463
                                                           -------------    -------------
Cash Flows from Financing Activities
  Proceeds from note payable                                     267,294          618,076
  Proceeds from new installment note payable                     174,950          270,601
  Payments on installment debt                                  (195,801)        (106,282)
  Payments on notes payable                                      (58,520)        (358,190)
                                                           -------------    -------------
  Net Cash from Financing Activities                             187,923          424,205
                                                           -------------    -------------
  Net cash provided by discontinued operations                   229,803          380,194
                                                           -------------    -------------
Net change in cash                                                  (415)         (16,125)
Cash at beginning of year                                         23,878           40,003
                                                           -------------    -------------
Cash at end of year                                        $      23,463    $      23,878
                                                           =============    =============
Cash paid during the year for:
  Interest                                                 $     138,669    $      73,067
  Income taxes                                                         0                0






                 See accompanying summary of accounting policies
                       and notes to financial statements.

                            IVI COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

The Company was formed in California as Internet Ventures, Inc. in September 1995 to acquire traditional local and regional Internet access Service Providers (ISP's) in the Western States to achieve economies of operation and accelerated growth through centralized management. Currently, IVI operations only in Colorado.

Effective May 23, 2002, Internet Ventures, Inc. agreed to recapitalize with Turer Corporation by becoming a wholly-owned subsidiary of Turer. To accommodate this recapitalization, the 12,350,000 shares then outstanding of Internet Ventures, Inc. were exchanged for 12,350,000 shares of Turer. In August 2002, Turer changed its name to IVI Communications, Inc. Because original Turer shareholders retained only a tiny fraction of the combined entity, the purchase was accounted for as a reverse merger.

From inception through September 1999, 13 acquisitions were completed in Colorado, California, Oregon and Washington state. In August 2000, all of the Washington state operations were sold. In December 2002 and March 2003, all of the California operations were sold. In April 2003, all of the Oregon operations were sold, leaving only the Colorado operations remaining. Assets, liabilities and operating results in these states during the periods presented are segregated on the accompanying financial statements, because the decision to sell these entities was made shortly after March 31, 2002.

Basis of Presentation. The consolidated financial statements include the operations of Colorado and the California corporate office after the elimination of intercompany transactions, with the net operating results of Oregon, California and Washington included as one-line items.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures. While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates.

Cash Equivalents. Highly liquid investments with original maturities of three months or less are considered cash equivalents. There were no cash equivalents as of March 31, 2002 and 2001.

Revenue Recognition. Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred as each month's services are provided, and at installation.

Long-lived Assets. Equipment are stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major renewals and improvements are capitalized, while minor equipment, maintenance and repairs are charged to current operations.

Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. There were no impairment losses in fiscal 2002 or 2001.

Income Taxes. Income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse. There was no income tax expense in 2002 or 2001.

Earnings per Share. Basic earnings per share equals net earnings divided by weighted average shares outstanding during the year. Diluted earnings per share include the impact of common stock equivalents using the treasury stock method when the effect is dilutive. There were no common stock equivalents during 2002 or 2001.

Recently issued accounting pronouncements. IVI does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its financial position, results of operations or cash flow.


NOTE 2 - GOING CONCERN

IVI's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception in 1995, IVI has accumulated losses totaling $17,537,269. IVI had negative working capital of $4,873,160 and a stockholders' deficit of $4,627,727 as of March 31, 2002. Management's plans for IVI's continued existence include issuing additional debt and equity, and selling IVI's remaining operations in Colorado to pay overhead expenses while continuing to search for more profitable Internet- and communications-related service companies to acquire.

IVI's future success is dependent upon its ability to achieve profitable operations and generate cash from operating activities, and upon obtaining additional financing. There is no assurance that IVI will be able to generate sufficient cash from operations or through the sale of additional shares of common stock or borrow additional funds.

IVI's inability to obtain additional cash could have a material adverse effect on its financial position, results of operations and its ability to continue in existence. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE 3 - PROPERTY AND EQUIPMENT

Equipment consists of computers and communications equipment depreciated using the straight-line method of estimated useful lives of 3 - 5 years.


NOTE 4 - INSTALLMENT DEBT

Installment debt consists of 22 remaining capitalized leases with payment terms of 2 - 5 years, effective annual interest rates of 5 - 25%, and $179,965 due in fiscal 2003, $45,222 due in fiscal 2004, $25,132 due in fiscal 2005 and $16,907 due in fiscal 2006. The related equipment is collateral and is located in California and Colorado.

Three additional installment obligations for $34,576 are for equipment used by the discontinued California and Oregon operations and are currently not being used and have been written off. This debt is included in the balance sheet caption "Net Liabilities of discontinued operations."


NOTE 5 - NOTES PAYABLE

IVI borrowed a total of $1,077,955 from 22 different individuals during 1999 through the present, at interest rates ranging from 7% - 12%, with no collateral and payment terms of 2 or 3 years. As of May 8, 2003, all amounts are overdue excepting $224,994, which becomes due in June and December 2003.


NOTE 6 - CONVERTIBLE DEBENTURES

IVI sold units of securities for $984,428 to about 100 individuals during 1998 and 1999. Each unit consisted of one share of common stock and one debenture with interest at 12%, no collateral, and an original due date of December 2001. The debentures are convertible at any time to stock at $7.50 per share. In late 1999 to early 2000, IVI converted $373,128 in debentures into common stock. In mid fiscal 2003, IVI offered conversions at $.40 per share and 32 individuals with a face amount of $274,550 plus accrued interest of $101,254 accepted this conversion to 939,511 shares.


NOTE 7 - INCOME TAXES

Income taxes are not due since IVI has incurred losses since inception. IVI has deductible net operating losses of approximately $14,000,000, expiring in the years 2011 - 2022.

                  Deferred tax assets                        $ 4,700,000
                  Less: valuation allowance                   (4,700,000)
                                                             -----------
                  Net deferred taxes                         $         0
                                                             ===========


NOTE 8 - SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES

                                                      2002            2001
                                                   ----------      ----------
         Forgiveness of acquisition debt with
           foreclosure of properties                               $  599,879


NOTE 9 - STOCK OPTIONS AND WARRANTS

IVI adopted 3 stock option plans in 1995, allowing the issuance of both qualified and non-qualified options for up to 1,200,000 shares to directors, employees and consultants of IVI. The plans and warrants issuance are administered by the Board of Directors, who have substantial discretion to determine which persons, amounts, time, price, exercise terms, and restrictions, if any.

No options have been issued in fiscal 2001, 2002 or 2003.

Warrants for 40,000 shares at a $.50 exercise price were issued for services rendered by a consultant in fiscal 2002 and recorded at a nominal valuation.

Warrants for 125,000 shares at a $.10 exercise price were issued as additional consideration for a $100,000 note payable in fiscal 2003, and were also recorded at a nominal valuation. There was no material difference between fair market value and intrinsic value.

In previous years when options were issued, IVI used the intrinsic value method of calculating compensation expense for employees, as described and recommended by APB Opinion 25, and allowed by FASB Statement 123.

Summary information regarding options is as follows:

                                                                        Weighted       Weighted
                                                                         Average        Average
                                       Number of       Price Range       Exercise      Remaining
                                        Options         Per Share         Price          Life
                                       ---------        ----------      ---------     ----------
     Balance - March 31, 2000            995,505        $.50 - $11.        $5.72          3.6
         Forfeited                      (169,600)       2.50 - 11.
     Balance - March 31, 2001            825,905         .50 - 11.         5.72           2.5
         Forfeited                      (293,371)       2.50 - 11.         7.73
                                       ---------
     Balance - March 31, 2002            532,034         .50 - 11.         5.67           2.0
                                       =========

All outstanding options are exercisable as of March 31, 2002.


NOTE 10 - CONTINGENT LIABILITIES

$1,220,000 or 84% of notes and debentures payable as of March 31, 2003 are overdue. $2,050,000 or 86% of accounts payable as of March 31, 2003 are over 90 days past due. IVI has received numerous demands for payment from various vendors and debtholders. Two lawsuits against IVI have been filed to date, which IVI is defending. Management has accrued all amounts it believes are due and owing.


NOTE 11 - OPERATING LEASES

Future minimum rental payments required under operating leases that have non-cancelable lease terms in excess of one year as of March 31, 2003 are as follows:

         Year ended March 31, 2003                               $  108,031
                                    2004                             25,479
                                    2005                             20,871
                                                                 ----------
                                    Total                        $   46,349
                                                                 ==========

Rent expense was $104,111 and $73,025 for the fiscal years ended March 31, 2002 and 2001.

NOTE 12 - MAJOR CUSTOMERS AND VENDORS

Colorado's main service provider during fiscal 2002 and 2001 was Qwest, and their billings during these periods were $658,000 and $613,000, respectively.
NOTE 13 - ACQUISITION OF QUIKCOM

On December 1, 2002, 1,250,000 shares were issued to acquire equipment valued at $239,084 and the intellectual property of the development-stage enterprise Quik Communications Hosting, Inc. (QuikCom). This transaction also included a consulting contract with an investor for 250,000 shares, a finders' fee paid of 100,000 shares and a $100,000 loan from that investor.

The transaction was valued at $640,000, or $.40 per share for the total 1,600,000 shares issued. Because the assets acquired did not constitute an ongoing business enterprise, the net of the $640,000 valuation less the fair value of the assets of $239,084 net of assumed liabilities of $65,742, or $466,658 was written off in 2003 as an impairment of the assets acquired.


NOTE 14 - SALE OF CALIFORNIA OPERATIONS

On December 18, 2002 and March 12, 2003, the customer list and all operations in California were sold for about 7 times monthly recurring revenue, or an after-the-fact determined $278,654. Net proceeds to IVI were $232,367 after $18,566 in offsets for customer deposits and a transaction finders fee of $27,721. As of March 31, 2002, cash, receivables and equipment relating to this operation were $83,393, and accounts payable were $185,903, for net liabilities of $102,510.


NOTE 15 - SALE OF OREGON OPERATIONS

On May 1, 2003, the customer list and all operations in Oregon were sold for $550,000. Net proceeds to the company were $202,339 after payment of a related transaction finders fee of $55,000, other transaction costs of $763 and various liabilities of $291,898. As of March 31, 2002, cash, receivables and equipment relating to this operation were $62,512, and accounts payable were $232,413, for net liabilities of $169,901.

    (b)   Pro Forma Financial Information

     The pro forma financial information required by Article 11 of Regulation
     S-X.


Pro Forma Consolidated Condensed Balance Sheet

The following pro forma balance sheet has been derived from the balance sheets of IVI Communications, Inc. ("IVIC") (formally know as TURER Corp.) at March 31, 2002 and adjusts such information to give effect to the acquisition of Internet Ventures, Inc. ("IVI"), a California corporation, as if the acquisition had occurred at March 31, 2002. The pro forma balance sheets are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at March 31, 2002. The pro forma balance sheet should be read in conjunction with the note thereto and IVIC's consolidated financial statements and related notes thereto contained in IVIC's latest annual report filed with the SEC.

Pro forma Consolidated Condensed Balance Sheet:

                                                   3/31/02          6/30/01
                                                      IVIC            IVI             Adjustments      Pro Forma
                                                  ----------       ----------         -----------     ----------
Cash                                              $        0       $   23,463                         $   23,463
Other current assets                                                   44,078                             44,078
Property and equipment                                                332,694                            332,694
                                                  ----------       ----------                         ----------
                                                  $        0       $  400,235                         $  400,235
                                                  ==========       ==========                         ==========

Accounts payable                                  $    1,500       $2,405,682    (1)     (1,500)      $2,405,682
Current portion of
  installment debt                                         0          183,228                            183,228
Notes Payable                                              0        1,689,258                          1,689,258
Net liabilities from
  discontinued operations                                  0          622,553                            662,533
Long term portion of
  installment debt                                         0           87,261                             87,261
                                                 ----------        ----------                         ----------
                                                      1,500         5,027,962            (1,500)       5,027,962
                                                  ----------       ----------                         ----------
Stockholders' Equity
Preferred stock, $.001 par value;
  5,000,000 shares authorized:
  no shares issued or outstanding
Common stock, $.001 par value,
  50,000,000 shares authorized,
   650,000 and 13,000,000 shares
   issued and outstanding                                650                     (1)     12,350           13,000
Common stock, $.01 par value,
  30,000,000 shares authorized,
  10,442,046 shares issued and
  outstanding                                        104,420                     (1)   (104,420)               0
Additional paid in capital                             5,689       12,805,122    (1)     86,381       12,903,853
Retained deficit                                     (7,839)      (17,537,269)   (1)      7,839      (17,537,269)
                                                   ---------      -----------                        -----------
                                                     (1,500)       (4,627,727)                        (4,627,727)
                                                  ----------      -----------                        -----------
                                                     $     0      $   400,235                        $   400,235
                                                  ==========      ===========                        ===========


Note to Pro Forma Consolidated Condensed Balance Sheet:

(1) IVI Communications, Inc. issued 12,350,000 of its common stock in exchange for 100% of the outstanding common stock of IVI.

    (c)   Exhibits

     Number                           Description
     ------                           -----------






                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IVI COMMUNICATIONS INC.

Date:  September 3, 2003                By:  /s/ NYHL HENSON
                                            ------------------------
                                            Nyhl Henson
                                            President